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                                                                    EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-______) of our report dated April 23, 1999 relating to the financial statements of Alexa Internet, appearing in the Current Report on Form 8-K of Amazon.com, Inc. filed May 12, 1999.

PricewaterhouseCoopers LLP
San Francisco, California
May 17, 1999



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